UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2021

LANDMARK INFRASTRUCTURE PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (310) 598-3173

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	LMRK	NASDAQ Global Market
8.0% Series A Cumulative Redeemable Preferred Units, $25.00 par value	LMRKP	NASDAQ Global Market
7.9% Series B Cumulative Redeemable Preferred Units, $25.00 par value	LMRKO	NASDAQ Global Market
Series C Floating-to-Fixed Rate Cumulative Redeemable Perpetual Convertible Preferred Units, $25.00 par value	LMRKN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 9, 2021, Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”) held a Special Meeting of Unitholders (the “Special Meeting”). Of the 25,488,992 common units representing limited partner interests in the Partnership (“Common Units”) as of October 25, 2021, the record date for the Special Meeting, 16,646,403 Common Units were represented at the Special Meeting (in person or by proxy), constituting 65.31% of the outstanding Common Units entitled to vote and a quorum to conduct business at the Special Meeting.

At the Special Meeting, holders of Common Units approved the Transaction Agreement, dated as of August 21, 2021, by and among the Partnership, together with its general partner, Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Partnership GP”), and its subsidiaries Landmark Infrastructure REIT LLC, a Delaware limited liability company (“REIT LLC”), and Landmark Infrastructure Inc., a Delaware corporation (“REIT Subsidiary”), LM DV Infrastructure, LLC, a Delaware limited liability company (“LM DV Infra”), LM Infra Acquisition Company, LLC, a Delaware limited liability company (“LM Infra”), Digital LD MergerCo LLC, a Delaware limited liability company (“Merger Sub”), Digital LD MergerCo II LLC, a Delaware limited liability company, and, solely for purposes set forth therein, Landmark Dividend LLC, a Delaware limited liability company, and the transactions contemplated thereby, pursuant to which, among other things, LM Infra will acquire all of the assets of the Partnership through the following series of transactions: (a) LM DV Infra and its subsidiaries will acquire subsidiaries of REIT Subsidiary and REIT LLC, (b) REIT LLC will then merge with and into REIT Subsidiary, with REIT Subsidiary surviving the merger, (c) REIT Subsidiary will then merge with and into the Partnership, with the Partnership surviving the merger, (d) Merger Sub II will then merge with and into the Partnership, with the Partnership surviving the merger and (e) the Partnership will then merge with and into Merger Sub, with Merger Sub surviving the merger.

The following are the final voting results on the proposals considered and voted upon at the Special Meeting certified by the Inspector of Election, all of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 26, 2021.

Transactions Proposal: Approval of the Transaction Agreement:

For	Against	Abstain	Broker Non-Votes
15,463,786	1,063,957	118,660	0

No other business properly came before the Special Meeting.

Item 8.01. Other Events.

On December 9, 2021, the Partnership issued a press release announcing the results of the unitholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 9, 2021, issued by Landmark Infrastructure Partners LP

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: December 9, 2021

	By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer